UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

VIVUS, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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VIVUS, INC.
SUPPLEMENT TO DEFINITIVE PROXY STATEMENT DATED JUNE 3, 2013 FOR THE
RECONVENED 2013 ANNUAL MEETING OF STOCKHOLDERS
To be held on August 14, 2013

BACKGROUND INFORMATION

        The enclosed GOLD proxy card is solicited on behalf of the Board of Directors of VIVUS, Inc., a Delaware corporation, for use at the reconvened 2013 Annual Meeting of Stockholders, to be held on Wednesday, August 14, 2013, at 8:00 a.m. (Eastern Daylight Time), or at any adjournment or postponement thereof. The reconvened Annual Meeting will be held at the Millennium Broadway Hotel New York, Fifth Floor, Room 501, 144 West 45th Street, New York, NY 10036.

        On July 18, 2013, VIVUS, Inc. (the "Company") entered into a Settlement Agreement with First Manhattan Co. terminating the pending proxy contest with respect to the election of directors to the Board at the reconvened Annual Meeting.

        Pursuant to the Settlement Agreement, which is described in this Supplement, the Board has been reconstituted, and the Board's nominees for election as directors at the reconvened Annual Meeting are: Michael J. Astrue, J. Martin Carroll, Samuel F. Colin, M.D., Alexander J. Denner, Ph.D., Johannes J.P. Kastelein, Mark B. Logan, David York Norton, Jorge Plutzky, M.D., Herman Rosenman, Robert N. Wilson and Anthony P. Zook.

        Even if you have already voted on a gold or white proxy card previously supplied by the Company or First Manhattan Co., respectively, or by Internet or telephone, in each case on or before July 18, 2013, we request that you SUBMIT A NEW VOTE USING THE ENCLOSED GOLD PROXY CARD OR BY VOTING AGAIN BY INTERNET OR TELEPHONE. Each of the Board and First Manhattan recommends that you vote for the election of all of the Board's eleven (11) director nominees by using the enclosed GOLD proxy card or voting by Internet or telephone, regardless of whether or not you have previously voted. If you have any questions or require any assistance with voting your shares, or if you need additional copies of this Supplement or any other proxy materials of the Company, please contact:

MORROW & CO., LLC
470 West Avenue
Stamford, CT 06902

Stockholders May Call Toll-Free: (800) 662-5200
Banks & Brokers May Call Collect: (203) 658-9400
Email: vivusinfo@morrowco.com

        This Supplement should be reviewed in connection with the Company's definitive proxy statement dated June 3, 2013 (the "Definitive Proxy Statement"). This Supplement contains updated information about, among other things, (i) the reconvened Annual Meeting, (ii) the proposals to be presented to, and considered by, the Company's stockholders at the reconvened Annual Meeting, including the Board's nominees for election to the Board, (iii) the Settlement Agreement pursuant to which the proxy contest with respect to the election of directors to the Board at the reconvened Annual Meeting was terminated, (iv) the reconstituted Board and (v) the recommendations of the Board and First Manhattan with respect to the proposals to be presented at the reconvened Annual Meeting.

Supplement dated July 25, 2013

QUESTIONS AND ANSWERS ABOUT THIS SUPPLEMENT AND
THE RECONVENED ANNUAL MEETING

Q:
Why am I receiving these proxy materials?

A:
The Board is providing this Supplement and the enclosed GOLD proxy card to you in connection with the reconvened Annual Meeting, which will be held on August 14, 2013. As a stockholder as of the close of business on May 31, 2013, the record date for the reconvened Annual Meeting (the "Annual Meeting"), you are invited to attend the Annual Meeting and are entitled to, and requested to, vote your shares on the proposals described in this Supplement.

Q:
What was the effect of the Settlement Agreement on the composition of the Board?

A:
Pursuant to the Settlement Agreement, which is described below in "Proposal No. 1: Election of Directors—Proxy Contest and Settlement Agreement", the Company, among other things, increased the size of the Board to comprise a total of eleven (11) members and reconstituted the Board as of Friday, July 19, 2013, with the following individuals: Michael J. Astrue, J. Martin Carroll, Samuel F. Colin, M.D., Alexander J. Denner, Ph.D., Johannes J.P. Kastelein, Mark B. Logan, David York Norton, Jorge Plutzky, M.D., Herman Rosenman and Robert N. Wilson. Anthony P. Zook was appointed to the Board on Thursday, July 25, 2013. In connection with such reconstitution of the Board, Charles J. Casamento, Ernest Mario, Ph.D., Linda M. Dairiki Shortliffe, M.D., Peter Y. Tam and Leland F. Wilson resigned as directors of the Company effective as of Friday, July 19, 2013.

Q:
What was the effect of the Settlement Agreement on the proxy contest and the Annual Meeting?

A:
The Annual Meeting, originally scheduled for July 15, 2013 and adjourned to July 18, 2013, was, pursuant to the Settlement Agreement, reconvened on July 18, 2013 for the sole purpose of adjourning it until August 14, 2013. Pursuant to the Settlement Agreement, First Manhattan agreed, among other things, (i) to cease, and cause its affiliates to cease, any and all solicitation efforts in connection with the Annual Meeting, (ii) not to vote, deliver or otherwise use any proxies that it may have received through July 18, 2013 in connection with its proxy solicitation and (iii) to cause all shares of the Company's common stock which it is entitled to vote at the Annual Meeting to be present, in person or by proxy, at the Annual Meeting and to vote all such shares of common stock in favor of the election of each of the members of the reconstituted Board.

Q:
What is the status of the Definitive Proxy Statement and the proxy materials filed with the Securities and Exchange Commission by First Manhattan?

A:
As a result of and pursuant to the Settlement Agreement, we are mailing this Supplement to the Company's stockholders as of the record date in order to supplement certain information in the Definitive Proxy Statement about the Annual Meeting. The proxy materials filed with the Securities and Exchange Commission (the "SEC") by First Manhattan, including, among others, First Manhattan's definitive proxy statement dated June 3, 2013, have no further force or effect and should be disregarded by the Company's stockholders. The Settlement Agreement is described below in "Proposal No. 1: Election of Directors—Proxy Contest and Settlement Agreement".

Q:
What proposals will be voted on at the Annual Meeting?

A:
Stockholders will vote on three proposals at the Annual Meeting:

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the election to the Board of eleven (11) director nominees (Proposal No. 1);

•
advisory approval of the Company's executive compensation (Proposal No. 2); and

  •
  the ratification of the appointment of OUM & Co. LLP ("OUM") as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2013 (Proposal No. 3).

  In connection with the proxy contest launched by First Manhattan and terminated pursuant to the Settlement Agreement, First Manhattan previously announced its intent to present a stockholder proposal at the Annual Meeting. The Company duly included information about such proposal in the Definitive Proxy Statement, identifying it as "Proposal No. 4"; however, in connection with the Settlement Agreement, First Manhattan agreed not to present such stockholder proposal at the Annual Meeting. As such, the stockholder proposal identified in the Definitive Proxy Statement as Proposal No. 4 will not be presented at the Annual Meeting.

Q:
How do the Board and First Manhattan recommend I vote on these proposals?

A:
Each of the Board and First Manhattan recommends that you vote your shares "FOR ALL" of the Board's eleven (11) director nominees named in this Supplement (Proposal No. 1). The Board recommends that you vote your shares "FOR" the proposal regarding advisory approval of the Company's executive compensation (Proposal No. 2) and "FOR" the ratification of the appointment of OUM as our independent registered public accounting firm (Proposal No. 3).

Q:
Can I attend the Annual Meeting? What do I need for admission?

A:
You are entitled to attend the Annual Meeting if you were a stockholder of record or a beneficial holder as of the close of business on May 31, 2013, the record date for the Annual Meeting, or you hold a valid legal proxy for the Annual Meeting. If you are a stockholder of record, your name will be verified against the list of stockholders of record prior to your being admitted to the Annual Meeting. You should be prepared to present photo identification for admission. If you are a beneficial holder, you will need to provide proof of beneficial ownership on the record date, such as a brokerage account statement showing that you owned our stock as of the record date, a copy of the GOLD voting instruction form provided by your broker, bank or other nominee, a legal proxy, or other similar evidence of ownership as of the record date, as well as your photo identification, for admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Annual Meeting.

  You may obtain directions to the Annual Meeting by contacting our Corporate Secretary via email at corporatesecretary@vivus.com, via telephone at 650-934-5200, via fax at 650-934-5389 or via mail to VIVUS, Inc., 351 East Evelyn Avenue, Mountain View, CA 94041, Attention: Corporate Secretary.

Q:
How can I vote my shares in person at the Annual Meeting?

A:
If you hold shares of the Company's common stock as the stockholder of record, you have the right to vote those shares in person at the Annual Meeting. If you choose to do so, you can vote using the ballot provided at the Annual Meeting or, if you receive this Supplement by mail, by submitting at the Annual Meeting the GOLD proxy card enclosed herewith. Since a beneficial holder is not the stockholder of record, if you are a beneficial holder of shares of the Company's common stock, you may not vote those shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting using the ballot provided at the meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described in the answer to the question immediately below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:
How can I vote my shares without attending the Annual Meeting?

A:
Even if you plan to attend the Annual Meeting, we recommend that you vote by proxy in advance of the Annual Meeting. You may vote by proxy in advance of the Annual Meeting by any of the following methods:

•
Vote by Mail.

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If you are a stockholder of record (that is, if you hold shares of the Company's common stock in your own name), you may vote by completing, signing and dating the enclosed GOLD proxy card where indicated and by mailing or otherwise returning the GOLD proxy card in the envelope provided to you. You should sign your name exactly as it appears on the GOLD proxy card. If you are signing in a representative capacity (for example, as a guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

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If your shares are held in the name of a bank, broker or other holder of record (that is, in "street name"), you may vote by completing, signing and dating the GOLD voting instruction form provided to you where indicated and by mailing or otherwise returning the GOLD voting instruction form in the envelope provided to you.

•
Mailed GOLD proxy cards or GOLD voting instruction forms should be returned in the envelope provided to you with your GOLD proxy card or GOLD voting instruction form, and should be received by 6:00 a.m. (Eastern Daylight Time) on Wednesday, August 14, 2013.

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Vote by Internet or Telephone.

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If you are a stockholder of record (that is, if you hold your shares in your own name), you may vote by the Internet by logging on to the website listed on the GOLD proxy card, entering your control number located on the GOLD proxy card and voting by following the on-screen prompts. You may also vote by telephone by calling the toll-free touchtone voting number listed on the GOLD proxy card, entering your control number located on the GOLD proxy card and following the touchtone prompts. Internet and telephone voting facilities will close at 6:00 a.m. (Eastern Daylight Time) on Wednesday, August 14, 2013 for the voting of shares held by stockholders of record.

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If your shares are held in street name, and if the bank or broker offers Internet and telephone voting, you will receive instructions from them that you must follow in order for your shares to be voted. Internet and telephone voting facilities will close at 11:59 p.m. (Eastern Daylight Time) on Tuesday, August 13, 2013 for the voting of shares held in street name.

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If you vote by the Internet or by telephone, you do not need to return your GOLD proxy card to the Company or GOLD voting instruction form to your broker.

  Your vote is important and we strongly encourage you to vote your shares by following the instructions provided on the enclosed GOLD proxy card or GOLD voting instruction form. Please vote promptly.

Q:
How will my shares be voted if I do not provide specific voting instructions in the GOLD proxy card or GOLD voting instruction form that I submit?

A:
If you submit a GOLD proxy card or GOLD voting instruction form without giving specific voting instructions on one or more matters listed in this Supplement, your shares will be voted as recommended by the Board on such matters, and as the proxy holders may determine in their discretion how to vote with respect to any other matters properly presented for a vote at the meeting.

Q:
Can I change my vote or revoke my proxy?

A:
You may change your vote or revoke your proxy at any time before your proxy is voted at the Annual Meeting.

•
If you are a stockholder of record, you may change your vote or revoke your proxy by: (i) delivering to VIVUS, Inc., 351 East Evelyn Avenue, Mountain View, CA 94041, Attention: Corporate Secretary, a written notice of revocation of your proxy; (ii) submitting an authorized proxy bearing a later date using one of the alternatives described above under "—How can I vote my shares without attending the Annual Meeting?"; or (iii) attending the Annual Meeting and voting in person. Attendance at the meeting in and of itself, without voting in person at the meeting, will not cause your previously granted proxy to be revoked.

•
If you are a beneficial holder, you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by attending the meeting and voting in person.

  Please note that the submission of a later dated proxy card or voting instruction form will revoke any proxy or voting instructions you may have previously submitted by mail, the Internet or telephone, including by using the enclosed GOLD proxy card or a GOLD voting instruction form.

Q:
Why am I being asked to vote again?

A:
Because of (i) the termination of the proxy contest pursuant to the Settlement Agreement, (ii) the reconstitution of the Board and (iii) the Board's (and First Manhattan's) recommendation of a different slate of director nominees for election at the Annual Meeting, proxies previously granted by the Company's stockholders—whether by (a) submitting the gold proxy card previously furnished to you with the Definitive Proxy Statement, (b) submitting the white proxy card that you may have received from First Manhattan (in connection with the now—terminated proxy contest) or (c) Internet or telephone, in each case on or before July 18, 2013—will not be voted at the Annual Meeting.

Q:
If I previously submitted a gold or white proxy card, or voted by Internet or telephone, in each case on or before July 18, 2013, in connection with the now-terminated proxy contest, will that vote still be counted at the reconvened Annual Meeting?

A:
No. Even if you have previously voted (i) on the gold proxy card previously furnished to you with the Definitive Proxy Statement, (ii) on the white proxy card that you may have received from First Manhattan (in connection with the now-terminated proxy contest) or (iii) by Internet or telephone, in each case on or before July 18, 2013, your votes will not be recorded unless you vote again on the GOLD proxy card enclosed with this Supplement, you vote again by Internet or telephone or you attend the Annual Meeting and vote in person.

Q:
What happens if additional matters are presented at the Annual Meeting?

A:
If you grant a proxy on the GOLD proxy card solicited by us, John L. Slebir and Timothy E. Morris, the persons named as proxy holders, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. Other than matters and proposals described in this Supplement, we have not received valid notice of any other business to be acted upon at the Annual Meeting.

INFORMATION ABOUT SOLICITATION AND VOTING

        The enclosed GOLD proxy card is solicited on behalf of the Board for use at the Annual Meeting or at any adjournment or postponement thereof. Stockholders wishing to vote for the eleven (11) nominees listed below (all of whom are recommended by each of the Board and First Manhattan) may do so by voting on the GOLD proxy card enclosed with this Supplement or by Internet or telephone. Because of (i) the termination of the proxy contest pursuant to the Settlement Agreement, (ii) the reconstitution of the Board and (iii) the Board's (and First Manhattan's) recommendation of a different slate of director nominees for election at the Annual Meeting, proxies previously granted by the Company's stockholders—whether by (a) submitting the gold proxy card previously furnished to you with the Definitive Proxy Statement, (b) submitting the white proxy card that you may have received from First Manhattan (in connection with the now-terminated proxy contest) or (c) Internet or telephone, in each case on or before July 18, 2013—will not be voted at the Annual Meeting. Even if you have previously voted (1) on the gold proxy card previously furnished to you with the Definitive Proxy Statement, (2) on the white proxy card that you may have received from First Manhattan (in connection with the now-terminated proxy contest) or (3) by Internet or telephone, in each case on or before July 18, 2013, your votes will not be recorded unless you vote again on the GOLD proxy card enclosed with this Supplement, you vote again by Internet or telephone or you attend the Annual Meeting and vote in person. Accordingly, it is important that all stockholders review this Supplement closely and vote using the enclosed GOLD proxy card or by Internet or telephone.

        Please note that neither any white nor gold proxy card which you may have previously submitted will be voted at the Annual Meeting. Accordingly, if you previously submitted a white or gold proxy card, it is very important that you sign, date, and return the enclosed GOLD proxy card setting forth the reconstituted Board's slate of director nominees or submit your proxy by Internet or telephone. Proxies previously granted by the white proxy card included with First Manhattan's proxy materials or the gold proxy card previously included with the Definitive Proxy Statement will not be included in determining whether or not a quorum is present at the Annual Meeting and will not be counted in tabulating the number of votes cast on the election of directors (Proposal No. 1), the vote on the proposal regarding advisory approval of the Company's executive compensation (Proposal No. 2) or the ratification of the appointment of OUM as the Company's independent registered public accounting firm (Proposal No. 3). In that case, your previous vote on the white proxy card or the gold proxy card will have no effect on the outcome of the voting at the Annual Meeting. In addition, votes that you may have previously authorized to be cast on your behalf by First Manhattan or the Company by Internet or telephone on or before July 18, 2013 will not be cast. You may vote again by Internet or telephone by following the instructions in the accompanying GOLD proxy card. Stockholders are reminded that, as described more fully below in "Proposal No. 1: Election of Directors—Proxy Contest and Settlement Agreement," the pending proxy contest with respect to the election of directors to the Board at the Annual Meeting has been terminated.

        Each of the Board and First Manhattan urges you to vote using the enclosed GOLD proxy card or by Internet or telephone.

        If you have any questions or require any assistance with voting your shares, or if you need additional copies of this Supplement or any other proxy materials of the Company, please contact:

MORROW & CO., LLC
470 West Avenue
Stamford, CT 06902

Stockholders May Call Toll-Free: (800) 662-5200
Banks & Brokers May Call Collect: (203) 658-9400
Email: vivusinfo@morrowco.com

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

Overview of Election of Directors

        Our Amended & Restated Bylaws, as amended (the "Bylaws"), currently authorize a Board of Directors of eleven (11) directors. Pursuant to the Settlement Agreement, the Board's nominees for election as directors at the Annual Meeting are: Michael J. Astrue, J. Martin Carroll, Samuel F. Colin, M.D., Alexander J. Denner, Ph.D., Johannes J.P. Kastelein, Mark B. Logan, David York Norton, Jorge Plutzky, M.D., Herman Rosenman, Robert N. Wilson and Anthony P. Zook. All eleven (11) nominees are currently members of the Board.

Proxy Contest and Settlement Agreement

        On March 7, 2013, First Manhattan announced its intent to nominate a slate of directors for election to the Board and present a stockholder proposal at the Annual Meeting. First Manhattan filed proxy materials with the SEC, including, among others, a definitive proxy statement dated June 3, 2013. The Company also filed proxy materials with the SEC, including, among others, the Definitive Proxy Statement, and the Company and First Manhattan proceeded to engage in a contested solicitation of proxies in connection with the Annual Meeting.

        On July 18, 2013, the Company entered into the Settlement Agreement with First Manhattan terminating the pending proxy contest. Pursuant to the Settlement Agreement, the Company, among other things, (i) amended the Bylaws to increase the size of the Board to a total of eleven (11) members and to clarify the procedures for adjourning a meeting of stockholders and (ii) reconstituted the Board as of Friday, July 19, 2013, with the following individuals: Michael J. Astrue, J. Martin Carroll, Samuel F. Colin, M.D., Alexander J. Denner, Ph.D., Johannes J.P. Kastelein, Mark B. Logan, David York Norton, Jorge Plutzky, M.D., Herman Rosenman and Robert N. Wilson. In connection with such reconstitution of the Board, Charles J. Casamento, Ernest Mario, Ph.D., Linda M. Dairiki Shortliffe, M.D., Peter Y. Tam and Leland F. Wilson, or, collectively, the Resigning Directors, resigned as directors of the Company, also effective as of Friday, July 19, 2013.

        Anthony P. Zook was appointed as the Chief Executive Officer of the Company on Monday, July 22, 2013 and was appointed to the Board on Thursday, July 25, 2013. As of July 25, 2013, Mr. Zook's compensation arrangements were subject to negotiations between the Company and Mr. Zook. The Company will disclose Mr. Zook's compensation arrangements upon their finalization by filing with the SEC a Current Report on Form 8-K.

        The Annual Meeting, originally scheduled for July 15, 2013 and adjourned to July 18, 2013, was, pursuant to the Settlement Agreement, convened on July 18, 2013 for the sole purpose of adjourning it until August 14, 2013. Pursuant to the Settlement Agreement, First Manhattan agreed, among other things (i) to cease, and cause its affiliates to cease, any and all solicitation efforts in connection with the Annual Meeting, (ii) not to vote, deliver or otherwise use any proxies that it may have received through July 18, 2013 in connection with its proxy solicitation and (iii) to cause all shares of the Company's common stock which it is entitled to vote at the Annual Meeting to be present, in person or by proxy, at the Annual Meeting and to vote all such shares of common stock in favor of the election of each of the members of the reconstituted Board. Also pursuant to the Settlement Agreement, on July 19, 2013, First Manhattan dismissed, with prejudice, the action it brought on July 16, 2013 against the Company and its directors (as of such date) in the Delaware Court of Chancery.

        The Company and First Manhattan also agreed:

  •
  that, other than as a result of the actions required by the Settlement Agreement, the Company would not take any action to accelerate the vesting of any equity compensation or accelerate the payment of any other compensation of any director, officer or employee not otherwise entitled to such acceleration, including under Mr. Leland Wilson's employment agreement or certain of the Company's severance agreements;

  •
  that, subject to reasonable and customary compensation arrangements to be negotiated by the parties, Mr. Leland Wilson and Mr. Tam would cooperate with the Company at its reasonable request and expense in connection with the prosecution of the patent utilized by the Company and of which they are inventors, including by providing such technical support as the Company may reasonably request;

  •
  that the change in the Board's composition would result in a "Change of Control" as such term is defined in Mr. Leland Wilson's employment agreement and the severance agreements between the Company and each of the following executive officers of the Company: Mr. Tam, Timothy E. Morris, Michael P. Miller, Guy P. Marsh, Wesley W. Day, Ph.D., John L. Slebir, Charles Bowden, M.D., Calvin Theodore Broman, Michael Chen, Robert Janosky, Lee B. Perry, Craig Peterson, Jean-Luc Pilon, Barbara Troupin, M.D., and Santosh Varghese, M.D.; and

  •
  that the termination of Mr. Leland Wilson's employment in accordance with the Settlement Agreement would be deemed, and treated in all respects as, a termination without cause under Mr. Leland Wilson's employment agreement.

        First Manhattan agreed to release and discharge all of the Company's then-current directors that were signatories to the Settlement Agreement (including the Resigning Directors that were signatories to the Settlement Agreement) and former directors from all claims, actions, causes of actions, whether known, unknown, past, present or future that First Manhattan ever had or may have against such then-current and former directors (including the Resigning Directors) of any type or in any capacity that are based upon facts that have occurred from the beginning of time through and including July 18, 2013, provided that such release does not include claims to enforce the then-current directors' obligations under the Settlement Agreement. The Company's then-current directors (including the Resigning Directors) agreed to release and discharge First Manhattan from all claims, actions, causes of actions, whether known, unknown, past, present or future that such then-current directors ever had or may have against First Manhattan of any type or in any capacity that are based upon facts that have occurred from the beginning of time through and including July 18, 2013, provided that such release does not include claims to enforce First Manhattan's obligations under the Settlement Agreement.

        Subject to certain exceptions, (i) First Manhattan also agreed that it will not, and will not solicit, cause or encourage others to, make any public comments or statements regarding the Company's then-current or former directors who are signatories to the Settlement Agreement (including the Resigning Directors), which are derogatory or detrimental to, or which disparage, any of the Company's then-current or former directors who are signatories to the Settlement Agreement (including the Resigning Directors) and that in any manner relate to the Company, the proxy contest or conduct related thereto, and (ii) the Company's then-current and former directors who are signatories to the Settlement Agreement (including the Resigning Directors) also agreed that none of them will, and will not solicit, cause or encourage others to, make any public comments or statements regarding First Manhattan or any of its partners, officers, directors or employees, which are derogatory or detrimental to, or which disparage, any of them and that in any manner relate to the Company, the proxy contest or conduct related thereto.

        The Board authorized the reimbursement to First Manhattan of the reasonable and documented out-of-pocket expenses incurred by First Manhattan in connection with its proxy solicitation. Based on information provided to it by First Manhattan, the Board expects the total amount of such reimbursement to First Manhattan to be approximately $3.5 million.

        A copy of the Settlement Agreement was attached as Exhibit 10.1 to the Company's Current Report on Form 8-K, filed with the SEC on July 19, 2013.

Biographical Information for Nominees

        The nominees, and certain information about them as of July 22, 2013, are set forth below.

Name of Nominee	Age	Position Held with the Company	First Became a Director
Michael J. Astrue	56	Non-executive Chairman of the Board of Directors	2013
J. Martin Carroll	63	Director	2013
Samuel F. Colin, M.D.	48	Director	2013
Alexander J. Denner, Ph.D.	44	Director	2013
Johannes J.P. Kastelein	59	Director	2013
Mark B. Logan	74	Director	1999
David York Norton	61	Director	2013
Jorge Plutzky, M.D.	54	Director	2013
Herman Rosenman	65	Director	2013
Robert N. Wilson	72	Director	2013
Anthony P. Zook	52	Chief Executive Officer and Director	2013

        Michael J. Astrue has served as a director of the Company since July 19, 2013 and was elected to be non-executive Chairman of the Board on July 22, 2013. From February 2007 to February 2013, when he retired from public service, Mr. Astrue served as Commissioner of Social Security and as one of the six Trustees of the Medicare and Social Security Trust Funds. He also served as the interim Chief Executive Officer of Epix Pharmaceuticals, Inc. from 2005 to 2006, where he engineered a merger for the failing publicly-traded biotechnology company. Mr. Astrue also served as the President and Chief Executive Officer of Transkaryotic Therapies, Inc. (currently a subsidiary of Shire Pharmaceuticals that has since been renamed) from 2003 to 2005, during which time he led a successful turnaround of the biotechnology company; from 2000 to 2003, he served as its Senior Vice President—Administration & General Counsel. Prior to joining Transkaryotic Therapies, Mr. Astrue was Vice President and General Counsel of Biogen, Inc., one of the largest biotechnology companies, from 1993 to 1999, and was a Partner at Mintz, Levin, Glovsky, Cohn, Ferris & Popeo P.C., a law firm, from 1992 to 1993. Mr. Astrue has also served in a number of government positions, including as General Counsel of the United States Department of Health & Human Services from 1989 to 1992, and as Associate Counsel to former President Reagan and former President Bush, from 1988 to 1989. He has also served as Counselor to the Commissioner of Social Security, from 1986 to 1988, and as Acting Deputy Assistant Secretary for Legislation (Human Services), from 1985 to 1986, each at the United States Department of Health and Human Services.

        Mr. Astrue has served as a member of a number of boards of directors, including as Vice Chairman of the Massachusetts High Technology Counsel, from 2006 to 2007, as Chairman of the Massachusetts Biotechnology Council, from 2000 to 2002, and as a director on the board of four public companies and a number of non-profit organizations. Mr. Astrue received his J.D. from Harvard University Law School and his B.A. from Yale University.

        Mr. Astrue's qualifications as a director include his executive experience at biotechnology companies and his experience serving as a director on the boards of several public companies.

        J. Martin Carroll has served as a director of the Company since May 2013. From August 2002 through March 2013, Mr. Carroll served at Boehringer Ingelheim GmbH (BI), a pharmaceutical company, most recently as Head, Global Strategy and Development. After joining BI in August 2002, Mr. Carroll was appointed President and Chief Executive Officer of Boehringer Ingelheim US in January 2003 and served through 2011. From 1985 to 2001, Mr. Carroll served in various marketing, business development, sales and administrative positions at Merck & Co., Inc., a public pharmaceutical company. From 1984 to 1985, Mr. Carroll served as a Merck Executive on the President's Commission on Executive Exchange at the United States Environmental Protection Agency. From 1976 to 1984, he served in various operational roles at Merck & Co., Inc. From 2004 to 2005, he served on the board of Accredo Health Group, Inc., a public company acquired by Medco Health Solutions, Inc., which provides specialty pharmacy and related services. Mr. Carroll holds a B.A. from Holy Cross College and a M.B.A. from Babson University.

        Mr. Carroll's prior extensive experience in operations, marketing, sales and business development at pharmaceutical companies brings essential experience to the Board of Directors needed for strategic planning, product development and commercialization, finance and operations and executive compensation.

        Samuel F. Colin, M.D., has served as a director of the Company since July 19, 2013. Dr. Colin is currently a Senior Managing Director at First Manhattan Co., which provides investment management services to individuals, partnerships, trusts, retirement accounts and institutional clients. He has been employed at First Manhattan since 1994, and has served as the sole portfolio manager, since inception, of two pooled investment vehicles, beginning in 1998; the vehicles currently have assets under management of over $500,000,000. From 1992 to 1994, Dr. Colin was an intern and resident in dermatology at Yale-New Haven Hospital. Dr. Colin earned his M.D. from the Yale School of Medicine, where he researched molecular neuropharmacology, and his B.Sc. Human Biology from Brown University.

        Dr. Colin's qualifications as a director include his investment expertise and his medical background.

        Alexander J. Denner, Ph.D., has served as a director of the Company since July 19, 2013. Dr. Denner founded Sarissa Capital Management LP, a registered investment advisor, in 2012. Sarissa Capital focuses on improving the strategies of companies to better provide shareholder value. From 2006 to November 2011, Dr. Denner served as a Senior Managing Director of Icahn Capital, an entity through which Carl C. Icahn conducts his investment activities. Prior to that, he served as a portfolio manager at Viking Global Investors, a private investment fund, and Morgan Stanley Investment Management, a global asset management firm.

        Dr. Denner is a director of Biogen Idec Inc., a publicly traded biopharmaceutical company, where he has served since 2009, and Enzon Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, where he has also served since 2009. During the past five years, Dr. Denner has served as a director of the following publicly-traded companies: Amylin Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, from 2009 until 2012; ImClone Systems Incorporated, a publicly traded biopharmaceutical company where he was Chairman of Executive Committee, from 2006 until its acquisition in 2008; and Adventrx Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, from 2006 until 2009.

        Dr. Denner received his S.B. degree from the Massachusetts Institute of Technology and his M.S., M.Phil. and Ph.D. degrees from Yale University.

        Dr. Denner has extensive experience overseeing the operations and research and development of biopharmaceutical companies and evaluating corporate governance matters. He also has extensive experience as an investor, particularly with respect to healthcare companies, and possesses broad life sciences industry knowledge.

        Johannes J.P. Kastelein has served as a director of the Company since July 19, 2013. Since January 2003, Dr. Kastelein has been a Professor of Medicine at the Department of Vascular Medicine at the Academic Medical Center of the University of Amsterdam, where he holds the Strategic Chair of Genetics of Cardiovascular Disease. In 2012, Dr. Kastelein founded Dezima Pharma B.V., a pharmaceutical company that develops assets for the treatment of dyslipidemia, and currently serves on its board of directors. Dr. Kastelein was also one of the founders of Amsterdam Molecular Therapeutics, Inc. (currently, UniQure B.V.), a gene therapy company that achieved the first approved gene therapy worldwide, and currently serves as the major consultant for the distribution of the gene therapy in the European Union. He also is an executive consultant to the cardiovascular and metabolic franchises of many leading biotechnology and pharmaceutical companies, including Amarin, Amgen, Bristol-Myers Squibb, Genentech, Merck, Novartis, Pfizer, Regeneron and Sanofi-Aventis. His advisory work has also included accompanying numerous companies to meetings with the European Medicines Agency and interacting with individual country regulatory authorities for Aegerion, CSL Behring, Eli Lilly, Genzyme, ISIS, The Medicines Company and UniQure (formerly Amsterdam Molecular Therapeutics). Dr. Kastelein has also served on Steering Committees of many landmark cardiovascular outcome trials including TNT (Lipitor, Pfizer), IDEAL (Lipitor, Ideal), JUPITER (Crestor, AstraZeneca), ACCELERATE (Evacetrapib, Eli Lilly) and the Sanofi PCSK9 Phase III ODYSSEY outcome programme (Sanofi-Aventis).

        Dr. Kastelein also serves on the board of the Dutch Atherosclerosis Society and as Chair of the National Scientific Committee on Familial Hypercholesterolemia. He is a member of the Royal Dutch Society for Medicine & Physics, the Council for Basic Science of the American Heart Association, the European Atherosclerosis Society and is a fellow at the European Society of Cardiology. He has also served as a board member of the International Task Force for CHD Prevention, and as a member of the Executive Board of the International Atherosclerosis Society. Dr. Kastelein has authored hundreds of publications and is a recognized world leader in the significance of lipoprotein metabolism for the development of atherosclerotic vascular disease.

        Dr. Kastelein's qualifications as a director include his expertise in cardiovascular outcome trials, his regulatory experience in the European Union, his many professional associations, and his position as a director on the boards of several medical associations and pharmaceutical companies.

        Mark B. Logan has served as a director of the Company since March 1999 and served as the Chairman of the Board from April 2007 through July 2013. From 1994 until his retirement in 2001, Mr. Logan served as Chairman and Chief Executive Officer of VISX, Inc. (now a part of Abbott Laboratories), a public ophthalmic device company, which invented, obtained FDA approval and commercialized the procedure for correcting refractive vision errors known as LASIK. From 1992 to 1994, Mr. Logan was Chairman, President and Chief Executive Officer of Insmed Pharmaceuticals, Inc., a development stage biopharmaceutical company, where he had served on its board since its founding in 1988. From 1990 to 1992, Mr. Logan was a principal at McManus Associates, Inc., a research and management firm, specializing in the health care field. From 1981 to 1985, Mr. Logan served as Executive Vice President, Chief Operating Officer, and as a member of the board of Bausch & Lomb, Inc., a company focusing on eye health products. From 1975 to 1981, he was Consumer Group President of Becton, Dickinson and Co., a public medical technology company. From 1967 to 1974, Mr. Logan served as President and General Manager of a subsidiary of Wyeth, Inc. (formerly American Home Products Corp., now a part of Pfizer, Inc.), a public pharmaceutical company. Since November 2010, Mr. Logan has also served on the board of STAAR Surgical Company, a public company that designs, develops and manufactures intraocular lenses. Since 2011, he has served on the board of Gencia Corporation, a private biotechnology company. From 1997 to 2006, he served on the board of Abgenix, Inc., a public biotechnology company which was acquired by Amgen Corporation. From 2000 to 2001, he also served on the board of Somnus Medical Technologies, a public company that designs, develops, manufactures and markets medical devices and which was acquired by Gyrus Group PLC. From 1996 to 1997, he served on the board of Imagyn Medical, Inc., a public company that designs and markets medical devices and which was acquired by Urohealth Systems, Inc. In addition, since 2002, Mr. Logan has served on the advisory board of The University of Virginia Heart and Vascular Center and has been a Trustee and member of the Executive Committee of the Southern Environmental Law Center since 2002. In 1999, Mr. Logan was inducted into the Ernst & Young Entrepreneur of the Year

Hall of Fame. Mr. Logan holds a B.A. from Hiram College, was a Woodrow Wilson Fellow at New York University and completed the Program for Management Development at Harvard Business School.

        Mr. Logan's prior extensive executive level operational experience at public pharmaceutical and medical device companies brings essential experience to the Board of Directors and its committees needed for strategic planning, product development and commercialization, finance and operations and executive compensation. Mr. Logan's long tenure on our Board of Directors, experience on other public boards and foundations, and previous experience as the chairman and chief executive officer of a publicly traded company bring necessary leadership and governance skills to the Board of Directors and its committees.

        David York Norton has served as a director of the Company since July 19, 2013. Until his retirement in September 2011, Mr. Norton was Company Group Chairman, Global Pharmaceuticals for Johnson & Johnson, a multi-national company that manufactures pharmaceutical, diagnostic, therapeutic, surgical and biotechnology products. In this position he was responsible for leading and developing the strategic growth agenda, including the strategy for licensing, acquisitions and divestments, and ensuring alignment with its global strategic functions, research and development and commercial organizations. Mr. Norton began his Johnson & Johnson career in 1979, and held a number of positions at the company, including Company Group Chairman, Worldwide Commercial and Operations for the CNS, Internal Medicine franchise from 2006 to 2009, Company Group Chairman for the pharmaceutical businesses in Europe, the Middle East and Africa from 2004 to 2006, and Company Group Chairman for the pharmaceutical businesses in North America from 2003 to 2004. Mr. Norton also serves as a director of Savient Pharmaceuticals Inc., a pharmaceutical company, where he has served since September 2011 and as Chairman of the board of directors of the American Foundation for Suicide Prevention, a not-for-profit organization exclusively dedicated to understanding and preventing suicide. Since 2012, Mr. Norton has served as Senior Advisor to Tapestry Networks, a company that creates leadership networks to promote collaboration among professional leaders. He previously served as a member of the Board of Directors of the Alliance for Aging Research, on the board of directors of the Pharmaceutical Research and Manufacturers of America, and as a committee member of the Australian Pharmaceutical Manufacturers Association.

        Mr. Norton's qualifications as director include his extensive global commercial experience in the pharmaceutical and biotechnology industry and his experience serving on several boards of directors, including as Chairman of the board of a public pharmaceutical company.

        Jorge Plutzky, M.D. has served as a director of the Company since May 2013. Since 1996, he has served as the Director of The Vascular Disease Prevention Program, which includes the Lipid/Prevention Clinic, in the Cardiovascular Medicine Division at Brigham and Women's Hospital, where he is also Co-Director of Preventive Cardiology. Since 1995, he has been on the faculty at Harvard Medical School and has directed a basic science laboratory focused on transcriptional mechanisms involved in adipogenesis, lipid metabolism, and diabetes, and their relationship to inflammation and atherosclerosis. Throughout his career, Dr. Plutzky has also been involved in translational clinical studies investigating links between metabolic disorders and cardiovascular disease. Dr. Plutzky has been a member of the scientific advisory boards of the Sarnoff Cardiovascular Research Foundation since 2009 and Ember Therapeutics since 2012. Dr. Plutzky has been elected to the American Society for Clinical Investigation and is a Fellow of the American College of Cardiology. Dr. Plutzky's papers have appeared in journals that include Science, PNAS, Diabetes, Lancet, Annals of Internal Medicine, and Nature Medicine. Dr. Plutzky has been involved with the U.S. Food and Drug Administration, serving both as a member of the Endocrinologic and Metabolic Drugs Advisory Committee and in advising and presenting for new drug application sponsors. He has been involved with both the American Heart Association and the American Diabetes Association. Dr. Plutzky has been recognized with the Eugene Braunwald Teaching Award, the University of Cologne's Klenk Lecture, Vanderbilt University's Rabin

Lecture, Northwestern University's DeStevens Lecture, and Harvard Medical School's Tucker Collins Lecture. Dr. Plutzky holds a B.A. from the University of Virginia, where he was an Echols Scholar and a member of Phi Beta Kappa, and an M.D. from the University of North Carolina, Chapel Hill. He completed research fellowships at the National Institutes of Health and the Massachusetts Institute of Technology.

        Dr. Plutzky's clinical background, medical knowledge, and basic science expertise in the prevention and treatment of cardiometabolic disease brings valuable and unique insight to the Board of Directors as evaluation, development and commercialization of our current and potential future products proceed.

        Herman Rosenman has served as a director of the Company since July 19, 2013. Mr. Rosenman was Senior Vice President, Finance and Chief Financial Officer of Gen-Probe, Inc. (currently, Hologic, Inc.), a molecular diagnostic company, from June 2001 to October 2012. Prior to joining Gen-Probe in 2001, Mr. Rosenman was President and Chief Executive Officer of Ultra Acquisition Corp., a retail chain and consumer products manufacturer, from 1997 to 2000. In addition, he served as President and Chief Executive Officer of RadNet Management, Inc., a large healthcare provider, from 1994 to 1997, and as Executive Vice President and Chief Financial Officer for Rexene Corp., a Fortune 1000 company in the petrochemicals industry. Mr. Rosenman was previously a partner at Coopers & Lybrand (currently, PricewaterhouseCoopers LLP) where he served numerous Fortune 1,000 clients, principally in the pharmaceuticals and telecommunications industries. Mr. Rosenman currently serves on the board of directors of BioFire Diagnostics, Inc., a private company. Mr. Rosenman also served on the board of directors of Discovery Partners International, Inc., from 2003 until its reverse-merger into Infinity Pharmaceuticals, Inc. in 2006, and thereafter Infinity Pharmaceuticals, Inc., where he served until 2007, as well as on the boards of directors of ARYx Therapeutics, Inc., from which he resigned in 2011, and Emphasys Medical, Inc. Mr. Rosenman received a B.B.A. in finance and accounting from Pace University and an M.B.A. in finance from the Wharton School of the University of Pennsylvania.

        Mr. Rosenman's qualifications as director include his experience in the biotechnology and pharmaceuticals industries, his extensive leadership experience as both a Chief Executive Officer and a Chief Financial Officer, his diverse industry background in companies ranging from large multinational corporations to start-ups, and his broad base of expertise with initial public offerings, mergers & acquisitions, turn-arounds and high growth companies.

        Robert N. Wilson has served as a director of the Company since April 2013. From 1964 to 2003, Mr. Wilson served in various roles at Johnson & Johnson, a public healthcare company, including the Executive Committee from 1983 through 2003 and Vice Chairman of the board from 1988 through 2003. Since 2007, Mr. Wilson has also been Chairman of Mevion Medical Systems, Inc. (formerly Still River Systems), a medical device company. Since 2003, Mr. Wilson has served as a member of the board of Synta Pharmaceuticals Corporation, a public biopharmaceutical company, and a member of the board of Charles Schwab Corporation, a public brokerage and banking company. Since 1996, he has been a member of the board of Hess Corporation, a public oil and gas company. From 2004 to 2007, Mr. Wilson was also Chairman of Caxton Health Holdings, LLC, a healthcare-focused investment firm.

        Mr. Wilson's knowledge and extensive experience in the pharmaceutical industry brings essential experience to the Board of Directors. In addition, Mr. Wilson's significant experience on other publicly traded company boards of directors and board committees provides him with an understanding of current corporate governance practices and trends and compensation matters that provides value to our Board of Directors.

        Anthony P. Zook has served as the Chief Executive Officer of the Company since July 22, 2013 and as a director since July 25, 2013. From January 2010 to February 2013, Mr. Zook served as Executive Vice President for Global Commercial Operations at AstraZeneca plc, a public biopharmaceutical company. From January 2006 to January 2013, Mr. Zook served as the President and Chief Executive Officer of AstraZeneca plc's North American division. From June 2007 to January 2010, Mr. Zook served as Executive Vice President of Global Marketing of AstraZeneca plc. From November 2008 to February 2010, he also served as the President of MedImmune Inc., the wholly owned biologics subsidiary of AstraZeneca plc, where he also served as its Interim Chief Executive Officer and Interim Head. Since May 2013, he has served as a member of the board of directors of AltheRx, Inc, a private pharmaceutical company. From September 2009 to January 2010, he served as a member of the board of directors of Rib-X Pharmaceuticals, Inc., a private pharmaceutical company. He also currently serves as a member of the board for the Pennsylvania Division of the American Cancer Society, a member of the executive council for the National Pharmaceutical Council, a member of the board of trustees for the Healthcare Leadership Council, a member of the board of Frostburg University and an executive director of Bringing Hope Home. Mr. Zook holds a B.S. degree in Biology from Frostburg University and an A.A. degree in Chemical Engineering from Penn State University.

        Mr. Zook's prior extensive executive level operational experience at AstraZeneca and its subsidiary brings essential experience to the Board needed for strategic planning, product development and commercialization and operations.

Required Vote

        Directors are elected by a plurality of votes cast at the election. This means that the eleven (11) nominees who receive the highest number of votes will be selected as directors. Each of the Board and First Manhattan recommends that you elect the Board's eleven (11) director nominees by voting on the enclosed GOLD proxy card or by Internet or telephone. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no other legal effect under Delaware law.

        THE BOARD HAS APPROVED MICHAEL J. ASTRUE, J. MARTIN CARROLL, SAMUEL F. COLIN, M.D., ALEXANDER J. DENNER, PH.D., JOHANNES J.P. KASTELEIN, MARK B. LOGAN, DAVID YORK NORTON, JORGE PLUTZKY, M.D., HERMAN ROSENMAN, ROBERT N. WILSON AND ANTHONY P. ZOOK AS ITS NOMINEES AND RECOMMENDS A VOTE "FOR ALL" OF THESE NOMINEES AS DIRECTORS.

        FIRST MANHATTAN ALSO RECOMMENDS THAT STOCKHOLDERS VOTE "FOR ALL" OF THESE NOMINEES AS DIRECTORS.

PROPOSAL NO. 2:
ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

        Information about Proposal No. 2 was included in the Definitive Proxy Statement.

Required Vote

        The affirmative vote of the holders of a majority of shares present and entitled to vote will be required to approve the overall compensation of our named executive officers.

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE OVERALL COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 3:
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        Information about Proposal No. 3 was included in the Definitive Proxy Statement.

Required Vote

        The affirmative vote of the holders of a majority of shares present and entitled to vote will be required to ratify the selection of OUM as our independent registered public accounting firm for fiscal year 2013. Stockholder ratification is not required by our Bylaws or other applicable legal requirement. However, as a matter of good corporate practice, the Board is seeking stockholder ratification of its appointment of OUM as our independent registered public accounting firm. In the event that the stockholders do not approve the selection of OUM, the appointment of the independent registered public accounting firm may be reconsidered by the Board. Even if the selection is ratified, the Board, at its discretion, and at the direction of the Audit Committee of the Board, may direct the appointment of a different independent registered accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF OUM & CO. LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

NOTE ABOUT THE PREVIOUSLY DISCLOSED PROPOSAL NO. 4:

        In connection with the Settlement Agreement, First Manhattan agreed not to present its previously announced stockholder proposal at the Annual Meeting; as such, the stockholder proposal identified as Proposal No. 4 in the Definitive Proxy Statement will not be presented at the Annual Meeting.

BOARD COMMITTEES

        In connection with the reconstitution of the Board pursuant to the Settlement Agreement, the Board has updated the composition of the Audit, Compensation and Nominating and Governance Committees. All members of such committees are appointed by the Board and are independent, non-employee directors. The current membership of such committees is:

Audit Committee	Compensation Committee	Nominating and Governance Committee
Mr. Rosenman (Chair)	Dr. Colin (Chair)	Mr. Norton (Chair)
Mr. Carroll	Mr. Carroll	Mr. Astrue
Mr. Logan	Mr. Norton	Dr. Colin
	Mr. Rosenman	Dr. Denner
	Mr. Wilson	Dr. Plutzky

These committees are described more fully in the Definitive Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known to us with respect to beneficial ownership of our Common Stock as of July 22, 2013 by (i) each person or entity who is known by us to own beneficially more than 5% of our Common Stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all directors and executive officers as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

	Beneficially Owned Stock(1)
Five Percent Stockholders, Directors and Executive Officers	Number of Shares	Percent
First Manhattan Co.(2)	9,989,604	9.9%
Passport Capital, LLC(3)	9,938,268	9.9%
QVT Financial LP(4)	8,346,697	8.3%
BlackRock, Inc.(5)	6,328,216	6.3%
The Vanguard Group(6)	5,527,661	5.5%
Michael J. Astrue	0	*
J. Martin Carroll	0	*
Samuel F. Colin, M.D.(7)	9,239,509	9.2%
Alexander J. Denner, Ph.D.(8)	2,007,099	2.0%
Johannes J.P. Kastelein	0	*
Mark B. Logan(9)	177,000	*
David York Norton	1,500	*
Jorge Plutzky, M.D.	0	*
Herman Rosenman(10)	5,000	*
Robert N. Wilson	5,650	*
Anthony P. Zook	0	*
Peter Y. Tam(11)	902,487	*
Timothy E. Morris(12)	458,958	*
Michael P. Miller(13)	339,454	*
Guy P. Marsh(14)	168,896	*
Wesley W. Day, Ph.D.(15)	288,966	*
John L. Slebir(16)	136,453	*
All directors and executive officers as a group (18 persons)(17)	13,807,432	13.4%

*
Less than 1%

(1)
Applicable percentage ownership is based on 100,853,007 shares of Common Stock as of July 22, 2013. Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options and restricted stock units held by that person that will be exercisable/vested within 60 days of July 22, 2013 are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

(2)
Includes 5,990,709 shares as to which First Manhattan and certain of its affiliates have sole voting and dispositive power and 3,998,895 shares as to which First Manhattan has shared voting and dispositive power. The address of First Manhattan is 399 Park Avenue, New York, New York 10022.

(3)
Includes 9,741,751 shares as to which Passport Capital, LLC ("Passport Capital") and its affiliates have shared voting power and 9,938,268 shares as to which Passport Capital and its affiliates have shared dispositive power. Beneficial ownership information is based on a Schedule 13G filed with the SEC on February 15, 2013. The address of Passport Capital and its affiliates is c/o Passport Capital, LLC, One Market Street, Steuart Tower, Suite 2200, San Francisco, California 94105.

(4)
Consists of 8,346,697 shares as to which QVT Financial LP ("QVT Financial") and its affiliates have shared voting and dispositive power. Beneficial ownership information is based on a Schedule 13D/A filed with the SEC on May 20, 2013. The address of QVT Financial LP and its affiliates is 1177 Avenue of the Americas, 9th Floor, New York, New York 10036.

(5)
Consists of 6,328,216 shares as to which BlackRock, Inc. ("BlackRock") and its affiliates have sole voting and dispositive power. Beneficial ownership information is based on a Schedule 13G/A filed with the SEC on February 5, 2013. The address of BlackRock and its affiliates is 40 East 52nd Street, New York, NY 10022.

(6)
Includes 140,692 shares as to which The Vanguard Group ("Vanguard") and its affiliates have sole voting and dispositive power, 5,390,969 shares as to which Vanguard and its affiliates have sole dispositive power and 136,692 as to which Vanguard and its affiliates have shared dispositive power. Beneficial ownership information is based on a Schedule 13G filed with the SEC on February 12, 2013. The address of Vanguard and its affiliates is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(7)
Includes 500,000 shares held in Dr. Colin's personal account and an additional 42,000 shares held in a trust established for the benefit of Dr. Colin's family members. In addition, includes 8,697,509 shares Dr. Colin is deemed to beneficially own by virtue of his status as a managing member of the sole general partner of First Manhattan. Dr. Colin expressly disclaims beneficial ownership of such 8,697,509 shares.

(8)
Includes 1,024,623 shares directly beneficially owned by Sarissa Capital Offshore Master Fund LP, a Delaware limited partnership ("Sarissa Offshore") and 982,476 shares directly beneficially owned by Sarissa Capital Domestic Fund LP, a Delaware limited partnership ("Sarissa Domestic," and, together with Sarissa Offshore, the "Sarissa Funds"). By virtue of his status as (i) the Chief Investment Officer of Sarissa Capital Management LP, a Delaware limited partnership ("Sarissa Capital"), the investment advisor to the Sarissa Funds and (ii) the managing member of Sarissa Capital Management GP LLC, a Delaware limited liability company, the general partner of Sarissa Capital, Dr. Denner is deemed to indirectly beneficially own all such shares. Dr. Denner disclaims beneficial ownership of such Shares except to the extent of his pecuniary interest therein.

(9)
Includes 124,000 options to purchase shares vested and exercisable within 60 days of July 22, 2013 .

(10)
Includes 5,000 shares Mr. Rosenman is deemed to beneficially own that are held in an Individual Retirement Account for the benefit of Mr. Rosenman.

(11)
Includes 862,788 options to purchase shares vested and exercisable within 60 days of July 22, 2013.

(12)
Includes 458,958 options to purchase shares vested and exercisable within 60 days of July 22, 2013.

(13)
Includes 329,090 options to purchase shares vested and exercisable within 60 days of July 22, 2013.

(14)
Includes 164,853 options to purchase shares vested and exercisable within 60 days of July 22, 2013.

(15)
Includes 287,914 options to purchase shares vested and exercisable within 60 days of July 22, 2013.

(16)
Includes 129,582 options to purchase shares vested and exercisable within 60 days of July 22, 2013.

(17)
Includes 2,433,645 options to purchase shares vested and exercisable within 60 days of July 22, 2013.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VIVUS, INC. FOR THE RECONVENED ANNUAL MEETING OF STOCKHOLDERS To Be Held On August 14, 2013 The undersigned stockholder of VIVUS, Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated June 3, 2013, and the Supplement to Definitive Proxy Statement dated July 25, 2013, and hereby appoints John L. Slebir and Timothy E. Morris and each or either of them, as proxies, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the reconvened 2013 annual meeting of stockholders of the Company to be held on Wednesday, August 14, 2013, at 8:00 a.m., Eastern time, at the Millennium Broadway Hotel New York, Fifth Floor, Room 501, 144 West 45th Street, New York, NY 10036 and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present, as indicated on the reverse side. YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. ANY STOCKHOLDER COMPLETING THIS PROXY THAT FAILS TO MARK ONE OF THE BOXES FOR ANY PROPOSAL WILL BE DEEMED TO HAVE GIVEN THE PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER, OR ITS SHARES AT THE MEETING ON SUCH PROPOSAL. IN THAT CASE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED, AS APPLICABLE, “FOR ALL” OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” EACH OF PROPOSALS 2 AND 3. Meeting Attendance: Mark box to the right if you plan to attend the annual meeting. Marking the box is not mandatory. Stockholders may attend the annual meeting even if the box is not marked. CONTINUED ON REVERSE SIDE GOLD PROXY TO VOTE BY MAIL, PLEASE DETACH HERE If you have already voted on a proxy card previously supplied by either the Company or First Manhattan Co., we request that you SUBMIT A NEW VOTE USING THE ENCLOSED GOLD PROXY CARD OR BY VOTING AGAIN BY INTERNET OR TELEPHONE; otherwise your vote will not be recorded.

Please mark vote as indicated in this example X PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE. TO VOTE BY MAIL, PLEASE DETACH HERE VOTE BY INTERNET OR TELEPHONE QUICK . . . EASY . . . IMMEDIATE : Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card by mail. VOTE BY INTERNET: The web address is www.proxyvoting.com/Vivus You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. VOTE BY PHONE: Call . . Toll Free . . On a Touch-Tone Telephone 1-877-482-6154 . You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. . You are encouraged to review each proposal and select a voting choice before you submit your proxy. THANK YOU FOR VOTING. CONTROL NUMBER for Internet/Telephone Voting Date: , 2013 Signature Signature (Joint Owner) Title(s) Please sign exactly as your name(s) appear hereon. All holders should sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized person. Election of Directors – Each of First Manhattan Co. and the Company’s Board of Directors recommends a vote “FOR ALL” of the nominees listed below. 1. Election to the Board of Directors of the eleven director nominees listed below to serve until the 2014 annual meeting of stockholders and until their respective successors are elected and qualified. 01 Michael J. Astrue 05 Johannes J.P. Kastelein 09 Herman Rosenman 02 J. Martin Carroll 06 Mark B. Logan 10 Robert N. Wilson 03 Samuel F. Colin, M.D. 07 David York Norton 11 Anthony P. Zook 04 Alexander J. Denner, Ph. D. 08 Jorge Plutzky, M.D. The Company’s Board of Directors recommends a vote “FOR” each of Proposals 2 and 3. 2. Advisory vote to approve executive compensation. 3. Ratification of the appointment of Independent Registered Public Accounting Firm. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD ALL NOMINEES FOR ALL NOMINEES EXCEPT To withhold authority to vote for any individual nominee(s), mark “FOR ALL NOMINEES EXCEPT” and write the number(s) of the nominee(s) on the line below. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof.